UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 21, 2006
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)


        New York                        333-130786-03              13-3789046
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(State or other jurisdiction        (Commission File Number      (IRS Employer
of incorporation of depositor)      of issuing entity)        Identification No.
                                                                 of depositor)


                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On September 21, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 21, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Capmark Finance Inc., as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16 (the "Certificates"). The Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,972,947,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp. and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of September 14, 2006, by and among the Company and the Underwriters.

      On September 21, 2006, the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R and Class LR Certificates (collectively, the "Privately Purchased Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated as of September 14, 2006, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association and CIBC Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated September 14, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, CIBC World Markets Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp. and Wachovia Capital Markets LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 21, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Capmark Finance Inc., as master servicer, Midland Loan Services, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee and paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of September 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of September 21, 2006, between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

Exhibit 10.3 ISDA Master Agreement, dated as of September 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 (included as Exhibit DD to Exhibit 4).

Exhibit 10.4 Schedule to the ISDA Master Agreement, dated as of September 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16. (included as Exhibit DD to Exhibit 4).

Exhibit 10.5 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated September 21, 2006, between
              JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 (included as Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 6, 2006                     J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.




                                          By:  /s/ Charles Y. Lee
                                             -----------------------------------
                                             Name:  Charles Y. Lee
                                             Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -----------                       --------------

1                               Underwriting Agreement, dated               (E)
                                September 14, 2006, by and among J.P.
                                Morgan Chase Commercial Mortgage
                                Securities Corp., as depositor, CIBC
                                World Markets Corp. for itself as one
                                of the underwriters and J.P. Morgan
                                Securities Inc., for itself and as
                                representative of CIBC World Markets
                                Corp. and Wachovia Capital Markets
                                LLC, as underwriters.

4                               Pooling and Servicing Agreement,            (E)
                                dated as of September 21, 2006, by
                                and among J.P. Morgan Chase
                                Commercial Mortgage Securities Corp.,
                                as depositor, Capmark Finance Inc.,
                                as master servicer, Midland Loan
                                Services, Inc., as special servicer
                                and Wells Fargo Bank, N.A., as
                                trustee and paying agent.

10.1                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of September 21, 2006,
                                between JPMorgan Chase Bank, National
                                Association and J.P. Morgan Chase
                                Commercial Mortgage Securities Corp.,
                                relating to the mortgage loans sold
                                to the depositor by JPMorgan Chase
                                Bank, National Association.

10.2                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of September 21, 2006,
                                between CIBC Inc. and J.P. Morgan
                                Chase Commercial Mortgage Securities
                                Corp., relating to the mortgage loans
                                sold to the depositor by CIBC Inc.

10.3                            ISDA Master Agreement, dated as of          (E)
                                September 21, 2006, between JPMorgan
                                Chase Bank, National Association and
                                J.P. Morgan Chase Commercial Mortgage
                                Securities Trust 2006-CIBC16 (included
                                as Exhibit DD to Exhibit 4).

10.4                            Schedule to the ISDA Master                 (E)
                                Agreement, dated as of September 21,
                                2006, between JPMorgan Chase Bank,
                                National Association and J.P. Morgan
                                Chase Commercial Mortgage Securities
                                Trust 2006-CIBC16 (included as Exhibit
                                DD to Exhibit 4).

10.5                            Confirmation for U.S. Dollar Interest       (E)
                                Rate Swap Transaction under 1992
                                Master Agreement, dated September 21,
                                2006, between JPMorgan Chase Bank,
                                National Association and J.P. Morgan
                                Chase Commercial Mortgage Securities
                                Trust 2006-CIBC16 (included as Exhibit
                                DD to Exhibit 4).